Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act





I, Julian Sluyters, certify that:

1.       I have reviewed this report, filed on behalf of Scudder Retirement Fund
         - Series VI and Series VII, a series of Scudder Target Fund, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss.15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




September 22, 2005            /s/Julian Sluyters
                              Julian Sluyters
                              Chief Executive Officer
                              Scudder Retirement Fund - Series VI and
                              Series VII, a series of Scudder Target Fund

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                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1.       I have reviewed this report, filed on behalf of Scudder Retirement Fund
         - Series VI and Series VII, a series of Scudder Target Fund, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



September 22, 2005            /s/Paul Schubert
                              Paul Schubert
                              Chief Financial Officer
                              Scudder Retirement Fund - Series VI and
                              Series VII, a series of Scudder Target Fund